EXHIBIT 99.1

IRWIN FINANCIAL CORPORATION INVESTOR PRESENTATION

SEPTEMBER 12, 2007, UNIVERSITY CLUB - NEW YORK

Irwin Financial

Will Miller, Chairman and CEO

Greg Ehlinger, CFO

September 2007

Irwin Financial

In our presentations to you today and in the course of answering your questions, we may make statements that are "forward-looking". Statements of our plans, initiatives, expectations, objectives, strategies, forecasts, expected results and similar expressions identify forward-looking information and can be identified by words such as "anticipate," "expect," "should," "intend," and similar expressions. These statements are not guarantees of future performance or events and our actual accomplishment of the plans we will discuss with you today involve certain risks and uncertainties that are difficult to predict. Therefore, actual future events may differ materially from what we discussed here today. Our results are affected by a variety of factors including, but not limited to changes in interest rates, consumer and commercial demand for credit, the credit quality of our borrowers and the levels of reserves for we have for losses reflected both in our allowance for loan and lease losses and in our valuation of home equity residuals, and mortgage servicing rights, as well as changes in the secondary market for our products and funding sources, legislative as well as regulatory changes. We undertake no obligation to update publicly any of these statements in light of future events, except as required in subsequent reports we file with the SEC. For a more complete explanation of various factors that may affect our future results, we refer you to the risk factors and other cautionary language contained in our report on Form 10-K for the year ended December 31, 2006, and subsequent Forms 10-Q and 8-K, which are on file with the SEC.

Current Outlook and Conditions

Substantially Unchanged from 10-Q Report

- Commercial credit quality remains strong
- Commercial loan growth adequate
  - Franchise finance and new Western branches growing nicely
  - Midwestern markets slow due to economy and managerial changes
- Deposit growth is slow
  - On-line originations—"Element Financial"—gaining traction
- Mortgage market issues continue
  - Repurchases continue at discontinued mortgage operation
  - Restructuring/re-sizing in Home Equity segment is on-going
    - » Credit losses remain elevated, but controlled
- Liquidity remains good
  - No mortgage warehouse lines used
  - No near-term dependence on mortgage securitizations

Why IFC is an Opportunity

- We are a bank
- With stable funding sources
- In attractive, growing markets
  - Gaining commercial lending market share by being preferred provider to small businesses
  - Excellent commercial credit quality
  - Not concentrated in Midwest or coastal regions
- Consumer mortgage segment focuses on debt consolidation, not purchase money transactions
- Diversified funding base
  - Branch-based deposits
  - Multiple wholesale sources
  - No reliance on warehouse lines
- Substantial discount to book value with attractive dividend yield

Funding Mix


$ Millions
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
12/31/03
12/31/04
12/31/05
6/30/06
9/30/06
12/31/06
3/31/07
6/30/07
Capital
Secured Financing
Escrow
Other
Retail & Comm Dep
FHLB
Brk'd and Public Funds

Irwin Financial Corporation
(NYSE: IFC)

Commercial

Banking

- Small business loan, deposit, and investment products
- 31 offices servicing 10 Midwest and Western markets
- Founded 1871

- $2.9 billion portfolio
- $2.4 billion core deposits

Finance

- Small business, franchise, and professional service loans and leases.
- U.S. and Canadian presence
- 2000 start-up

- $1.1 billion portfolio

Consumer

Home Equity

- Near prime quality borrowers
- High LTV 1st and 2nd mortgages
- National (US) presence
- 1995 start-up

- $1.7 billion portfolio

Irwin Financial Corporation
(NYSE: IFC)

Commercial

Banking

- Small business loan, deposit, and investment products
- 31 offices servicing 10 Midwest and Western markets
- Founded 1871

- $2.9 billion portfolio
- $2.4 billion core deposits

Finance

- Small business, franchise, and professional service loans and leases
- U.S. and Canadian presence
- 2000 start-up

- $1.1 billion portfolio

Commercial Lending

- Leading provider of customized commercial products
  - Top 5% nationally in SBA-lending
  - Preferred lender status through several vendors/franchisors
    - Sony, Sonic Drive-in, Ruby Tuesday, United Rentals
- Good geographic diversification in commercial loans
  - Moving beyond historic concentration in Indiana/Midwest
- Have enhanced branch/market leadership
  - New leadership in Salt Lake, St. Louis, Louisville, Milwaukee
- Entering new channels
  - Professional practice acquisition financing
  - Technology financing

Commercial Banking


Milwaukee, WI
Grand Rapids, Kalamazoo, Lansing and Traverse City, MI
Salt Lake City, UT
Costa Mesa and Sacramento, CA
Carson City, Las Vegas, and Reno, NV
Glendale, Mesa, and Phoenix, AZ
Albuquerque, NM
St. Louis, MO
Louisville, KY
Indiana: 17 Offices in 9 Counties

Portfolio 6.30.07


18%
16%
17%
16%
6%
27%
Indy
S. IN
MI
AZ
NV
Other

Irwin Financial

Commercial Finance


Vancouver, BC
Calgary, Alberta
Toronto, Ontario
Montreal, Quebec
Bellevue, WA
Burlingame, CA
Columbus, NE
Columbus, OH
Purchase, NY
Montvale, NJ


Portfolio 06.30.07
12%
7%
4%
4%
42%
8%
7%
7%
6%
3%
CA
TX
NY
FL
Other US States
Ontario
British Columbia
Quebec
Alberta
Other CA Provinces

Growth in Commercial Segments

Commercial Loan and Lease Portfolio


$ Billions
5.0
4.0
3.0
2.0
1.0
0.0
CAGR = 16%
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Commercial Banking
Commercial Finance

Growth in Commercial Segments

Consolidated Net Income from Commercial Segments


$ Millions
14
12
10
8
6
4
2
0
Excluding
Fraud Loss
1Q
2Q
3Q
4Q
2005
2006
2007

Commercial Banking Delinquencies and C/O's


2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
30+Day Delinq
Annualized C/O's as % of Port

Commercial Finance Delinquencies and C/O's



Exited Brokered Channel
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
30+Day Delinq
Annualized C/O's as % of Port

Irwin Financial

Irwin Financial Corporation
(NYSE: IFC)

Commercial

Banking

- Small business loan, deposit, and investment products
- 31 offices servicing 10 Midwest and Western markets
- Founded 1871

- $2.9 billion portfolio
- $2.4 billion core deposits

Finance

- Small business, franchise, and professional service loans and leases.
- U.S. and Canadian presence
- 2000 start-up

- $1.1 billion portfolio

Consumer

Home Equity

- Near prime quality borrowers
- High LTV 1st and 2nd mortgages
- National (US) presence
- 1995 start-up

- $1.7 billion portfolio

Home Equity Positioning

- Debt consolidation niche using refinances
  - Nearly all refinance/debt consolidation loans; reduces fraud and valuation risks
- Focus on owner-occupied prime borrowers
- Stated income loans have never exceeded 20% of the portfolio
  - No stated income being originated presently
- Use CLTV as a driver for risk
  - Not primarily FICO scores
- Foreclosure not relied upon as the primary recourse
  - Loss severity is assumed to be almost 100%
- Guidelines include a benefit to borrower test
  - Each loans require a reduction in note rate, payment, or term.

Home Equity Positioning

- Strategy has always targeted “near prime” borrowers and avoided “sub-prime”
  - Average FICO of 695-700
  - Never offered Option-ARMs
  - Under 5% portfolio behind neg-am
  - Under 6% purchase money
  - Under 1% non-owner occupied
  - Under 20% stated income
- Have managed exposure in high risk markets

Credit Quality is Near-Prime



Prime (US)
IHE
Subprime (US)
30+ Delinquency Rate
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Jan-04 Feb-04 Mar-04 Apr-04 May-04 Jun-04 Jul-04 Aug-04 Sep-04 Oct-04 Nov-04 Dec-04 Jan-05 Feb-05 Mar-05 Apr-05 May-05 Jun-05 Jul-05 Aug-05 Sep-05 Oct-05 Nov-05 Dec-05 Jan-06 Feb-06 Mar-06 Apr-06 May-06 Jun-06 Jul-06 Aug-06 Sep-06 Oct-06 Nov-06 Dec-06 Jan-07 Feb-07 Mar-07 Apr-07 May-07 Jun-07

1) IHE 30+DPD rate is calculated on Managed and Serviced portfolio excluding REO, Equifax VP, Purchased Servicing Asset Loans & Subserviced Fee Income Only Loans
2) Prime (US) and Subprime (US) are simple averages of the 50 states 30+DPD rate from Moody's Economy.com, which utilized the data from Mortgage Bankers Association's National Delinquency Survey. Actual data is through Dec-06.
3) Subprime and Prime categorization is based on MBA's definition.

Response to Current Market

- Continually tightening guidelines and steadily increasing pricing
- Close monitoring of applications to avoid adverse selection and maintain liquidity of most products
- Reduced volume of less liquid loans
  - Limited 125% standalone seconds
  - Requirement that intermediary send both the first and second on combo loans

Home Equity Credit Quality

- Overall, credit costs remain high, but manageable
- Credit costs increased in 1H07 for “for-sale” loans
  - Buyers have backed out of market
  - Defaults have increased
  - We moved certain loans to portfolio and reserved (1Q)
- Have modified our programs to originate only “portfolio-eligible” loans
  - Will continue to pursue sales of some loans

Home Equity Credit Quality

- 2Q net charge-offs declined 30% on a sequential quarter basis
- Credit performance of recent vintages mostly better than pre-2004 vintages
  - Reflects multi-year tightening of credit standards begun in 2003 before real estate market downturn

Home Equity Cumulative Losses by Vintage 100% Product


100 HEL & HELOC
1999 - 2000
2001
2002
2003
2004
2005
2006
5%
4%
3%
2%
1%
0%
Cumulative Loss Rate %
3
6
9
12
15
18
21
24
27
30
33
36
39
42
45
48
51
54
57
60
Months on Books

Includes both Managed and Serviced

Irwin Financial

Home Equity Cumulative Losses by Vintage (up to) 125% Product


125 HEL & HELOC
1999 - 2000
2001
2002
2003
2004
2005
2006
Cumulative Loss Rate %
0%
3%
6%
9
12
15
15%
12%
9%
6%
3%
0%
3
6
9
12
15
18
21
24
27
30
33
36
39
42
45
48
51
54
57
60
Months on Books

Includes both Managed and Serviced

Home Equity
Delinquencies and C/O's


5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
30+Day Delinq
Annualized C/O's as % of Port

Irwin Financial

Rating Agency Views of Home Equity Segment

	Servicing Platform	Bonds
Fitch	RPS2-	Part of Fitch system-wide watch in July; None downgraded and none now on credit watch
Moody's	SQ2-	None downgraded; None on credit watch. Irwin 2005-A M1, M2 & M3 tranches **upgraded**
S&P	Strong	None downgraded; None on credit watch

Home Equity
Geographic Distribution


San Ramon, CA
Carson City, NV
Charlotte, North Carolina


Portfolio 06.30.07
10%
8%
7%
8%
7%
60%
CA
MI
FL
CO
OH
Other

Home Equity
Geographic Distribution

- Moody's/Economy.com indicates 10 states predicted to have the highest rate of real estate depreciation over next 3 years
  - » ME, NH, CA, MA , NY, NV, MD, NJ, VA, AZ
- Accounted for
  - – 17% and 15% of Irwin's "over 100%" loan to value originations in '05 and '06 respectively

    --vs.--
  - – 50% of total mortgage industry originations

Discontinued Operations

- Sold mortgage banking business in 2006
  - Origination platform sold Sept 2006
  - Servicing asset and platform sold Dec ‘06/Jan ‘07
- Remaining exposures
  - Now substantially past EPD period
  - Have seen spike in representation/warranty repurchase demands
    - » Focused on 2005 and 2006 originations
  - Limited exposure sub-leasing real estate to companies in mortgage industry

Discontinued Operations Repurchase Exposure

- Based on current analysis, largest exposure is from 4Q05 to 3Q06 vintages
  - Reflects period when strategy was to look to Alt-A products for growth
- History of losses and current reserves

$MMs	Loan Principal	Avg. Loss Level	Losses (to date)/ Reserves
Repurchases 2Q05--current	$38.8	30%	$11.6
Reserves for Repurchases @ 6/30		40% assumed	12.9

Loss Sensitivity Discontinued Operations Repurchase Requests

Loss Rate ($MMs)	Volume of Future Requests 0.75x	1.0x	2.5x	5x	10x
30%	6.8	9.1	22.8	45.5	91.0
40%	9.1	12.9	30.3	60.7	121.4
50%	11.4	15.2	37.9	75.9	151.7
60%	13.7	18.2	45.5	91.0	182.0
70%	15.9	21.2	53.1	106.2	212.4

Current Reserve (12.9)

Irwin Financial

Stock Price and Book Value


$ per Share
24.00
20.00
16.00
12.00
8.00
3/31/2006
6/30/2006
9/30/2006
12/31/2006
3/31/2007
6/30/2007
7/31/07
Stock Price
Book Value
$200mm
After-tax
gap

Stock Price and Dividend Yield



$ per Share
24.00
20.00
16.00
12.00
8.00
3/31/2006
6/30/2006
9/30/2006
12/31/2006
3/31/2007
6/30/2007
7/31/07
4.5% Dividend Yield

Why IFC is an Opportunity

- We are a Bank
- With stable funding sources
- In attractive, growing markets
  - Gaining commercial lending market share by being preferred provider to small businesses
  - Excellent commercial credit quality
  - Not concentrated in Midwest or coastal regions
- Residential Mortgage segment focuses on debt consolidation, not purchase money transactions
- Diversified funding base
  - Branch-based deposits
  - Multiple wholesale sources
  - No reliance on warehouse lines
- Substantial discount to book value with attractive dividend yield

Looking Ahead

- Aim is to return to a healthy balance of growth, profitability and risk management
- We believe our strategy of
  - Offering differentiated products and services (niche markets)
  - Through a bank structure for regulatory oversight and funding benefits

  remains the best way to compete against commodity players
- Goal is to return to double digit EPS growth and ROE above our cost of capital
  - When mortgage markets normalize, the balance of our three lines of business will be attractive

Irwin Financial

Questions?